Exhibit 24.1

Power of Attorney

Annual Report on Form 10-K
Freddie Mac

    KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint James Whitlinger and Matthew D. Abrusci, and each of them acting individually, as my true and lawful attorneys-in-fact, with full power of substitution and resubstitution.
Each attorney-in-fact is authorized to sign, in my name and on my behalf, in any and all capacities, the Annual Report on Form 10-K for the year ended December 31, 2025, and any and all amendments thereto, and to execute any instruments and take any actions that such attorney-in-fact may deem necessary or advisable in connection with such Annual Report on Form 10-K under the Securities Exchange Act of 1934 and the rules, regulations and requirements of the U.S. Securities and Exchange Commission, as fully for all intents and purposes as I might or could do in person.
I hereby ratify and confirm all actions that my attorneys-in-fact, each acting alone, or their substitutes, may lawfully take or cause to be taken by virtue of this Power of Attorney.
    IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 2, 2025.

/s/ Mark H. Bloom
Mark H. Bloom

Power of Attorney

Annual Report on Form 10-K
Freddie Mac

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint James Whitlinger and Matthew D. Abrusci, and each of them acting individually, as my true and lawful attorneys-in-fact, with full power of substitution and resubstitution.
Each attorney-in-fact is authorized to sign, in my name and on my behalf, in any and all capacities, the Annual Report on Form 10-K for the year ended December 31, 2025, and any and all amendments thereto, and to execute any instruments and take any actions that such attorney-in-fact may deem necessary or advisable in connection with such Annual Report on Form 10-K under the Securities Exchange Act of 1934 and the rules, regulations and requirements of the U.S. Securities and Exchange Commission, as fully for all intents and purposes as I might or could do in person.
I hereby ratify and confirm all actions that my attorneys-in-fact, each acting alone, or their substitutes, may lawfully take or cause to be taken by virtue of this Power of Attorney.
    IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 3, 2025.

/s/ Kathleen L. Casey
Kathleen L. Casey

Power of Attorney

Annual Report on Form 10-K
Freddie Mac

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint James Whitlinger and Matthew D. Abrusci, and each of them acting individually, as my true and lawful attorneys-in-fact, with full power of substitution and resubstitution.
Each attorney-in-fact is authorized to sign, in my name and on my behalf, in any and all capacities, the Annual Report on Form 10-K for the year ended December 31, 2025, and any and all amendments thereto, and to execute any instruments and take any actions that such attorney-in-fact may deem necessary or advisable in connection with such Annual Report on Form 10-K under the Securities Exchange Act of 1934 and the rules, regulations and requirements of the U.S. Securities and Exchange Commission, as fully for all intents and purposes as I might or could do in person.
I hereby ratify and confirm all actions that my attorneys-in-fact, each acting alone, or their substitutes, may lawfully take or cause to be taken by virtue of this Power of Attorney.
    IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 2, 2025.

/s/ David S. Farbman
David S. Farbman

Power of Attorney

Annual Report on Form 10-K
Freddie Mac

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint James Whitlinger and Matthew D. Abrusci, and each of them acting individually, as my true and lawful attorneys-in-fact, with full power of substitution and resubstitution.
Each attorney-in-fact is authorized to sign, in my name and on my behalf, in any and all capacities, the Annual Report on Form 10-K for the year ended December 31, 2025, and any and all amendments thereto, and to execute any instruments and take any actions that such attorney-in-fact may deem necessary or advisable in connection with such Annual Report on Form 10-K under the Securities Exchange Act of 1934 and the rules, regulations and requirements of the U.S. Securities and Exchange Commission, as fully for all intents and purposes as I might or could do in person.
I hereby ratify and confirm all actions that my attorneys-in-fact, each acting alone, or their substitutes, may lawfully take or cause to be taken by virtue of this Power of Attorney.
    IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 3, 2025.

/s/ Aleem Gillani
Aleem Gillani

Power of Attorney

Annual Report on Form 10-K
Freddie Mac

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint James Whitlinger and Matthew D. Abrusci, and each of them acting individually, as my true and lawful attorneys-in-fact, with full power of substitution and resubstitution.
Each attorney-in-fact is authorized to sign, in my name and on my behalf, in any and all capacities, the Annual Report on Form 10-K for the year ended December 31, 2025, and any and all amendments thereto, and to execute any instruments and take any actions that such attorney-in-fact may deem necessary or advisable in connection with such Annual Report on Form 10-K under the Securities Exchange Act of 1934 and the rules, regulations and requirements of the U.S. Securities and Exchange Commission, as fully for all intents and purposes as I might or could do in person.
I hereby ratify and confirm all actions that my attorneys-in-fact, each acting alone, or their substitutes, may lawfully take or cause to be taken by virtue of this Power of Attorney.
    IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 2, 2025.

/s/ Ralph W. (Cody) Kittle, III
Ralph W. (Cody) Kittle, III

Power of Attorney

Annual Report on Form 10-K
Freddie Mac

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint James Whitlinger and Matthew D. Abrusci, and each of them acting individually, as my true and lawful attorneys-in-fact, with full power of substitution and resubstitution.
Each attorney-in-fact is authorized to sign, in my name and on my behalf, in any and all capacities, the Annual Report on Form 10-K for the year ended December 31, 2025, and any and all amendments thereto, and to execute any instruments and take any actions that such attorney-in-fact may deem necessary or advisable in connection with such Annual Report on Form 10-K under the Securities Exchange Act of 1934 and the rules, regulations and requirements of the U.S. Securities and Exchange Commission, as fully for all intents and purposes as I might or could do in person.
I hereby ratify and confirm all actions that my attorneys-in-fact, each acting alone, or their substitutes, may lawfully take or cause to be taken by virtue of this Power of Attorney.
    IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 3, 2025.

/s/ Clinton C. Jones, III
Clinton C. Jones, III

Power of Attorney

Annual Report on Form 10-K
Freddie Mac

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint James Whitlinger and Matthew D. Abrusci, and each of them acting individually, as my true and lawful attorneys-in-fact, with full power of substitution and resubstitution.
Each attorney-in-fact is authorized to sign, in my name and on my behalf, in any and all capacities, the Annual Report on Form 10-K for the year ended December 31, 2025, and any and all amendments thereto, and to execute any instruments and take any actions that such attorney-in-fact may deem necessary or advisable in connection with such Annual Report on Form 10-K under the Securities Exchange Act of 1934 and the rules, regulations and requirements of the U.S. Securities and Exchange Commission, as fully for all intents and purposes as I might or could do in person.
I hereby ratify and confirm all actions that my attorneys-in-fact, each acting alone, or their substitutes, may lawfully take or cause to be taken by virtue of this Power of Attorney.
    IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 2, 2025.

/s/ Michael Parrott
Michael Parrott

Power of Attorney

Annual Report on Form 10-K
Freddie Mac

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a director of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), a federally chartered corporation, hereby constitute and appoint James Whitlinger and Matthew D. Abrusci, and each of them acting individually, as my true and lawful attorneys-in-fact, with full power of substitution and resubstitution.
Each attorney-in-fact is authorized to sign, in my name and on my behalf, in any and all capacities, the Annual Report on Form 10-K for the year ended December 31, 2025, and any and all amendments thereto, and to execute any instruments and take any actions that such attorney-in-fact may deem necessary or advisable in connection with such Annual Report on Form 10-K under the Securities Exchange Act of 1934 and the rules, regulations and requirements of the U.S. Securities and Exchange Commission, as fully for all intents and purposes as I might or could do in person.
I hereby ratify and confirm all actions that my attorneys-in-fact, each acting alone, or their substitutes, may lawfully take or cause to be taken by virtue of this Power of Attorney.
    IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 3, 2025.

/s/ William J. Pulte
William J. Pulte